Exhibit 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 33-47188, 33-55618 and 33-86174.


                                   /s/ Arthur Andersen LLP


Kansas City, Missouri,
March 27, 1995